UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A




                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                        Date of Report: November 20, 1998





                                  Anicom, Inc.
        -----------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)





            Delaware                     0-25364                 36-3885212
   ---------------------------         -----------            -----------------
  (State or Other Jurisdiction         (Commission              (IRS Employer
        of incorporation)              File Number)           Identification No.



     6133 North River Road, Suite 1000, Rosemont, Illinois             60018
     -----------------------------------------------------           --------
           (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (847) 518-8700

The undersigned registrant, in order to provide the financial statements required to be included in the Current Report on Form 8-K dated October 5, 1998 in connection with the acquisition of substantially all the assets of Texcan Cables Inc., Texcan Cables International, Inc. and Texcan Cables Limited (the "Texcan Entities"), hereby amends the following item, or other portions of such Current Report on Form 8-K set forth in the pages attached hereto.


Item 7.    Financial Statements and Exhibits
--------------------------------------------

The financial statements and information in the following table of contents and attached hereto are hereby filed with the Commission in accordance with the above referenced item.

Item 7.     Financial Statements and Exhibits

(a)       Financial Statements of Businesses Acquired

          The following financial statements of the Texcan Entities, are submitted herewith on the indicated pages.

                                                                           Page
                                                                           ----

          Auditors' Report                                                   8

          Combined Balance Sheets as of March 31, 1998 and 1997              9

          Combined Statements of Earnings for the years ended
               March 31, 1998, 1997 and 1996                                10

          Combined Statements of Retained Earnings (Deficit)
               for the years ended March 31, 1998, 1997 and 1996            11

          Combined Statements of Cash Flows
               for the years ended March 31, 1998, 1997 and 1996            12

          Notes to Combined Financial Statements                            13


(b)       Pro Forma Financial Information

          The following unaudited pro forma condensed combined financial information of Anicom, Inc., the Texcan Entities and Other Acquisitions were filed in the Registrant's report on Form 8-K/A dated October 29, 1998.

               Pro  forma  Unaudited   Condensed   Combined  Financial
               Information *

               Pro forma Unaudited Condensed Combined Balance Sheet as of June 30, 1998 *

               Notes to Pro Forma Unaudited Condensed Combined Balance Sheet, June 30, 1998 *

               Pro Forma Unaudited Condensed Combined Statement of Income for the six months ended June 30, 1998 *

               Notes  to  Pro  Forma  Unaudited   Condensed   Combined
               Statement of Income for the six months ended June 30, 1998 *

               Pro Forma Unaudited Condensed Combined Statement of Income for the year ended December 31, 1997 *

               Notes  to  Pro  Forma  Unaudited   Condensed   Combined
               Statement of Income for the year ended December 31, 1997 *

  ____________________________________
          * Incorporated by reference to the Company's Current Report on Form 8-K/A dated October 29, 1998.

(c)      Exhibits

          2.1** Asset Purchase Agreement by and among Anicom, Inc., Anicom Multimedia Wiring Systems Incorporated, Texcan Cables Inc., Texcan Cables International, Inc., and Texcan Cables Limited, dated as of September 21, 1998.

          4.1** Certificate of Designations, Preferences and Rights of Series B convertible preferred stock of Anicom, Inc.

          4.2** Registration Rights Agreement by and between Anicom, Inc., Texcan Cables Inc., and Texcan Cables Limited, dated September 21, 1998.

         23.1     Consent of KPMG LLP.


____________________________________
            ** Incorporated by reference to the same Exhibit number of the Company's Current Report on Form 8-K dated October 5, 1998.

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ANICOM, INC.


Dated:   November 20, 1998                     By:   /S/DONALD C. WELCHKO
                                                     -------------------------
                                                       Donald C. Welchko
                                                        Vice President,
                                                     Chief Financial Officer

               Item 7. Financial Statements and Exhibits

            (a) Financial Statements of Businesses Acquired

                         TEXCAN CABLES LIMITED
                          TEXCAN CABLES INC.

                     Combined Financial Statements

               Years ended March 31, 1998, 1997 and 1996

            INDEX

                                                                         Page
                                                                         ----

            Auditors' Report                                               8

            Combined Financial Statements

            Combined Balance Sheets                                        9

            Combined Statements of Earnings                               10

            Combined Statements of Retained Earnings (Deficit)            11

            Combined Statements of Cash Flows                             12

            Notes to Combined Financial Statements                        13

AUDITORS' REPORT TO THE DIRECTORS


We have audited the combined balance sheets of Texcan Cables Inc. and Texcan Cables Limited (collectively the "Company") as at March 31, 1998 and 1997 and the combined statements of earnings, retained earnings (deficit) and cash flows for each of the years in the three year period ended March 31, 1998. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these combined financial statements present fairly, in all material respects, the financial position of the Company as at March 31, 1998 and 1997 and the results of its operations and its cash flows for each of the years in the three year period ended March 31, 1998, in accordance with generally accepted accounting principles in the United States.






                                        /S/KPMG LLP






Chartered Accountants


Richmond, Canada
August 25, 1998 except as to note 12 which is as of September 21, 1998

TEXCAN CABLES LIMITED
TEXCAN CABLES INC.
Combined Balance Sheets
(Expressed in United States Dollars)

March 31, 1998 and 1997

---------------------------------------------------------------------------------------------------------------
                                                                                    March 31,        March 31,
                                                                                        1998             1997
---------------------------------------------------------------------------------------------------------------

Assets
Current assets
     Cash                                                                    $     10,280,856   $    5,927,177
     Accounts receivable, less allowance for doubtful accounts of
       $465,886 and $161,071 respectively                                          16,979,309       18,738,304
     Inventories                                                                   24,079,699       22,228,945
     Prepaid expenses                                                                 476,048          350,553
---------------------------------------------------------------------------------------------------------------

                                                                                   51,815,912       47,244,979

Due from affiliated company (note 2)                                                  873,927          435,290
Investments (note 4)                                                                1,146,351        1,178,525
Property, plant and equipment (note 3)                                              1,671,311        1,671,503
Deferred income taxes (note 11)                                                        67,263           51,796
Goodwill                                                                               42,259           57,787
---------------------------------------------------------------------------------------------------------------

                                                                             $     55,617,023   $   50,639,880
---------------------------------------------------------------------------------------------------------------

Liabilities and Stockholder's Equity

Current liabilities
     Short-term notes payable (note 5)                                       $     22,023,591   $   20,216,610
     Accounts payable and accrued liabilities                                       8,777,353       11,173,902
     Customer deposits                                                                899,758        1,141,081
     Taxes payable                                                                    961,544           99,261
     Due to affiliated companies (note 7)                                           1,564,580          119,845
     Current portion of obligation under capital lease (note 6)                        89,369          130,993
---------------------------------------------------------------------------------------------------------------

                                                                                   34,316,195       32,881,692

Obligations under capital lease (note 6)                                               56,695          150,678
Note payable to parent company (note 8)                                               917,870          941,341
Commitments (note 10)

Stockholder's equity
     Authorized - Texcan Cables Limited
         Unlimited number of:
              Class A voting common shares  without par value
              Class B non-voting shares without par value
              Class C non-voting preferred shares carrying a non-cumulative dividend entitlement of 3% per annum and redeemable at an option of shareholder or at the option of the Company at a redemption price of $1,000 per share  (note 9)
         Issued - Texcan Cables Limited
              101 Class A voting common shares                                     12,805,145       12,805,145
     Authorized - Texcan Cables Inc.
              200,000 shares of common stock at a par value of $1 per share
              1,000,000  shares of  non-cumulative  8% preferred  stock at a par value of $1 and redeemable at $1 (note 9)
         Issued - Texcan Cables Inc.
              195,000 (1997 - 150,000) common shares                                2,545,015        2,545,015
     Retained earnings                                                              5,508,517        1,428,933
     Accumulated other comprehensive income
     Cumulative translation adjustments                                              (532,414)        (112,924)
---------------------------------------------------------------------------------------------------------------

                                                                                   20,326,263       16,666,169
Subsequent event (note 12)
---------------------------------------------------------------------------------------------------------------

                                                                             $     55,617,023   $   50,639,880
---------------------------------------------------------------------------------------------------------------

TEXCAN CABLES LIMITED
TEXCAN CABLES INC.
Combined Statements of Earnings
(Expressed in United States Dollars)

Years ended March 31, 1998, 1997 and 1996

----------------------------------------------------------------------------------------------------------------
                                                                   1998               1997                1996
----------------------------------------------------------------------------------------------------------------

Sales                                                  $    121,887,240    $   108,760,477     $    98,639,131

Cost of sales                                                98,011,892         87,510,291          79,814,264
----------------------------------------------------------------------------------------------------------------

Gross profit                                                 23,875,348         21,250,186          18,824,867

Selling, general and administrative                          16,687,685         15,805,409          14,160,773
Depreciation and amortization                                   700,976            546,761             426,957
Management fee (note 8)                                         149,679            154,298             177,122
Large corporation tax                                            57,063             52,483              52,872
----------------------------------------------------------------------------------------------------------------

                                                             17,595,403         16,558,951          14,817,724
----------------------------------------------------------------------------------------------------------------

Operating income                                              6,279,945          4,691,235           4,007,143

Other income (expense)
     Interest and bank charges                                 (861,313)          (910,325)           (872,726)
     Foreign exchange gain (loss)                              (147,370)           108,526             259,473
     Other income (expense)                                      57,684           (256,355)               -
----------------------------------------------------------------------------------------------------------------

                                                               (950,999)        (1,058,154)           (613,253)
----------------------------------------------------------------------------------------------------------------

Earnings before income taxes                                  5,328,946          3,633,081           3,393,890

Income taxes (recovery)
     Current                                                  1,264,829            256,332              47,232
     Deferred                                                   (15,467)             3,646           1,206,418
----------------------------------------------------------------------------------------------------------------

                                                              1,249,362            259,978           1,253,650
----------------------------------------------------------------------------------------------------------------

Net earnings                                           $      4,079,584    $     3,373,103     $     2,140,240
----------------------------------------------------------------------------------------------------------------

See accompanying notes to combined financial statements.

TEXCAN CABLES LIMITED
TEXCAN CABLES INC.
Combined Statements of Retained Earnings (Deficit)
(Expressed in United States Dollars)

Years ended March 31, 1998, 1997 and 1996

---------------------------------------------------------------------------------------------------------------
                                                                   1998               1997                1996
---------------------------------------------------------------------------------------------------------------

Retained earnings (deficit), beginning of year         $      1,428,933    $    (1,944,170)    $    10,886,115

Net earnings                                                  4,079,584          3,373,103           2,140,240

Dividends paid                                                     -                  -            (14,970,525)

---------------------------------------------------------------------------------------------------------------

Retained earnings (deficit), end of year               $      5,508,517    $     1,428,933     $    (1,944,170)
---------------------------------------------------------------------------------------------------------------

See accompanying notes to combined financial statements.

TEXCAN CABLES LIMITED
TEXCAN CABLES INC.
Combined Statements of Cash Flows
(Expressed in United States Dollars)

Years ended March 31, 1998, 1997 and 1996

----------------------------------------------------------------------------------------------------------------
                                                                   1998               1997                1996
----------------------------------------------------------------------------------------------------------------

Cash flows from operating activities

Operating activities
     Net earnings                                      $      4,079,584    $     3,373,103     $     2,140,240
     Adjustments to reconcile net earnings to
       net cash provided by operating activities
         Depreciation and amortization                          700,976            546,761             426,957
         Deferred income taxes                                  (15,467)             3,646           1,206,418
     Changes in operating assets and liabilities
         Accounts receivable                                  1,758,995         (5,780,586)          1,812,605
         Inventories                                         (1,850,754)        (2,803,259)         (2,270,545)
         Prepaid expenses                                      (125,495)           (75,277)             (8,362)
         Accounts payable and accrued liabilities            (2,396,549)         2,921,540               6,703
         Customer deposits                                     (241,323)          (184,965)             (8,430)
         Taxes payable                                          862,283             98,661                -
----------------------------------------------------------------------------------------------------------------

                                                              2,772,250         (1,900,376)          3,305,586

Investing activities
     Proceeds from sale of investment                            32,174            414,396                -
     Purchase of investment                                        -                  -             (1,111,344)
     Purchase of property, plant and equipment                 (661,791)        (1,008,246)           (740,794)
----------------------------------------------------------------------------------------------------------------

                                                               (629,617)          (593,850)         (1,852,138)

Financing activities
     Principal payments on short-term notes payable to
       bank                                                  (4,754,816)              -               (952,439)
     Proceeds from issuance of short-term notes payable
       from bank                                              6,561,797          9,145,962             282,142
     Borrowings from affiliated companies                     1,140,812             75,699              44,147
     Repayments to affiliated companies                         (41,490)              -                   -
     Borrowings from parent company                                -                  -              1,454,472
     Repayments to parent company                                  -              (328,705)           (184,426)
     Borrowings to affiliated company                          (244,603)          (435,290)           (376,532)
     Repayments from affiliated company                         630,540            376,532              14,839
     Payments on capitalized lease obligations                 (135,607)           (51,394)            (16,396)
     Increase (decrease) in share capital                          -              (349,149)         12,917,419
     Dividends paid                                                -                  -            (14,970,525)
----------------------------------------------------------------------------------------------------------------

                                                              3,156,633          8,433,655          (1,787,299)
----------------------------------------------------------------------------------------------------------------

Increase (decrease) in cash                                   5,299,266          5,939,429            (333,851)

Translation adjustment                                         (945,587)          (272,981)            351,477

Cash, beginning of year                                       5,927,177            260,729             243,103
----------------------------------------------------------------------------------------------------------------

Cash, end of year                                      $     10,280,856    $     5,927,177     $       260,729
----------------------------------------------------------------------------------------------------------------

Supplemental cash flow information
     Cash paid for interest                            $        802,005    $       749,755     $       851,296
     Cash paid for income taxes                        $        386,202    $       153,603     $        47,090


See accompanying notes to combined financial statements.

TEXCAN CABLES LIMITED
TEXCAN CABLES INC.
Notes to Combined Financial Statements
(Expressed in United States Dollars)
--------------------------------------------------------------------------------


1.   Significant accounting policies

     (a) General description

     Texcan Cables Limited (formerly 3225194 Canada Inc.) was incorporated on February 5, 1996 under the laws of Canada, 234711 Canada Inc. (formerly Texcan Cables Limited) was incorporated on September 9, 1977 under the laws of Canada, Texcan Cables Inc., was incorporated on June 24, 1986 under the laws of Nevada and Texcan Cables International, Inc. was incorporated on April 29, 1996 under the laws of Nevada. The principal business activity is the distribution of wire, cable and data products.

     On March 31, 1996, Texcan Cables Limited (formerly 3225194 Canada Inc.) acquired all of the assets and liabilities of 234711 Canada Inc. (formerly Texcan Cables Limited), an entity under common control, for a note payable. This transaction has been recorded at historical cost in a manner similar to a pooling of interest.

     (b) Combination and basis of presentation

     The combined financial statements are prepared in accordance with U.S. generally accepted accounting principles and are presented in U.S. dollars. These combined financial statements include the consolidated financial statements of Texcan Cables Limited, which includes its wholly-owned subsidiary, Taseko Resources Inc. and its predecessor company 234711 Canada Inc. and the consolidated financial statements of Texcan Cables Inc. which include its wholly-owned subsidiary, Texcan Cables International, Inc. All of these companies are wholly-owned subsidiaries of Tricontinental Industries Inc. which is a Canadian company. All intercompany balances and transactions have been eliminated.

     (c) Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, particularly accounts receivable, inventory, capital and other assets, and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

     (d) Inventories

     Inventories, which consist primarily of finished goods, include wire, cable and reels and are valued at the lower of cost, computed at the weighted average, and net realizable value.

     (e) Property, plant and equipment

     Property, plant and equipment are stated at cost. Depreciation is provided at the following straight-line rates per annum:

                  Furniture, fixtures and equipment       20 - 33 1/3%
                  Equipment held under capital lease               20%

TEXCAN CABLES LIMITED
TEXCAN CABLES INC.
Notes to Combined Financial Statements, Continued
(Expressed in United States Dollars)
--------------------------------------------------------------------------------

1.   Significant accounting policies, continued

     (e) Property, plant and equipment, continued

     Leasehold improvements are amortized on a straight-line basis over the term of the lease.

     Depreciation is pro-rated for the number of months in the year of addition.

     (f) Income taxes

     Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts to existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     (g) Translation of foreign currencies

     Assets and liabilities of foreign operations are translated from the functional currency into U.S. dollars at the rate of exchange in effect at the balance sheet date. Income and expense items are translated at rates prevailing during the year. Gains and losses resulting from foreign currency transactions are reflected in income for the year.

     (h) Revenue recognition

     Revenue is recoginzed when the product is shipped less provisions for returns and allowances.

     (i) Customer deposits

     Texcan Cables Limited sells cable on company-owned reels on which it takes a refundable deposit from its customers. It is the Company's practice to take into income the difference between its cost and the deposit amount for reels that have not been returned. The recognition of reel deposits as sales is based on historical experience as to when returns are made, which does not exceed fifteen months. At March 31, 1998 reel deposits from customers not yet included in income amounted to $899,758 (1997 - $1,141,081) which had a cost included in reel inventory of $516,247 (1997 - $616,184).

     (j) Accumulated other comprehensive loss

     In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income ("Statement 130"), which establishes standards for reporting and disclosure of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. Statement 130 is effective for fiscal years beginning after December 15, 1997 and requires reclassification of financial statements for earlier periods to be provided for comparative purposes. The Company has not determined the manner in which it will present the information required by Statement 130 in its annual financial statements.

TEXCAN CABLES LIMITED
TEXCAN CABLES INC.
Notes to Combined Financial Statements, Continued
(Expressed in United States Dollars)
--------------------------------------------------------------------------------

     (k) Fair value of financial instruments

     Carrying amounts of certain of the Company's financial instruments, accounts receivable and accounts payable and accrued liabilities approximate fair value due to their short maturities. Based on borrowing rates currently available to the Company for loans with similar terms, the carrying value of its long-term debt approximates fair value.

     The fair value of balances due to and from affilitated companies are not determinable due to their related party nature.

     (l) Comparative figures

     Certain of the prior year's figures have been reclassified to conform with the current year's presentation.


2.   Due from affiliated company

     Due from affiliated company is from the parent company, bears interest at 9% per annum with no fixed terms of repayment and represents cash payments to and cash payments from the parent company.


3.   Property, plant and equipment

     ----------------------------------------------------------------------------------------------------------
                                                                                     1998                 1997
     ----------------------------------------------------------------------------------------------------------
     Furniture, fixtures and equipment                                    $     2,502,481      $     3,628,341
     Leasehold improvements                                                       496,472              400,479
     Equipment held under capital lease                                           686,391            1,516,671
     ----------------------------------------------------------------------------------------------------------
                                                                                3,685,344            5,545,491
     Less accumulated depreciation and amortization                            (2,014,033)          (3,873,988)
     ----------------------------------------------------------------------------------------------------------
                                                                          $     1,671,311      $     1,671,503
     ----------------------------------------------------------------------------------------------------------

     Equipment held under capital lease includes computer, warehouse and office equipment. During the year, Texcan Cables Inc. and Texcan Cables Limited charged depreciation expense on equipment held under capital lease which amounted to $3,937 (1997 - $6,482; 1996 - $17,699) and $97,103 (1997 -
     $53,281; 1996 - $41,673) respectively.

TEXCAN CABLES LIMITED
TEXCAN CABLES INC.
Notes to Combined Financial Statements, Continued
(Expressed in United States Dollars)
--------------------------------------------------------------------------------

4.   Investments

     ----------------------------------------------------------------------------------------------------------
                                                                                     1998                 1997
     ----------------------------------------------------------------------------------------------------------
     Investment in 123,296 preferred shares
       of Taseko Resources Inc., a wholly-owned subsidiary of
       Taseko Mines Limited, the latter being a public company            $     1,146,351      $     1,178,525
     ----------------------------------------------------------------------------------------------------------

     The Company accounts for its investment on the lower of cost or net realizable value.


5.   Short-term notes payable

     Short-term notes payable consists of:

---------------------------------------------------------------------------------------------------------------
                                                                                     1998                 1997
---------------------------------------------------------------------------------------------------------------
     U.S. funds, interest at U.S. base prime plus 1/4%                    $        -           $     4,725,021
     Cdn funds, interest at Cdn prime plus 1/4% (4.81%
       at March 31, 1998)                                                           4,034               33,830
     Demand loan - Cdn funds, interest at rates based on
       Cdn prime (4.81% at March 31, 1998)                                      6,745,977            6,791,974
     Demand loan - U.S. funds, interest at U.S. base prime
       (4.95% at March 31, 1998)                                                2,413,036              720,105
     Banker's acceptances - Cdn funds, 91 day term, expires
       June 18, 1998, bears interest at 5.6%                                    7,747,570            7,945,680
     Banker's acceptances - Cdn funds, 62 day term, expires
       April 7, 1998, bears interest at 5.69%                                   2,112,974               -
     LIBOR - U.S. funds, 60 day term, expires April 3, 1998,
       bearing interest at 6.38%                                                3,000,000               -
---------------------------------------------------------------------------------------------------------------
                                                                          $    22,023,591      $    20,216,610
---------------------------------------------------------------------------------------------------------------

     Short-term notes payable are secured by a general assignment of book debts and inventory, and guarantees and postponement of claims from each of the Company and the parent company.


6.   Obligations under capital lease

     The Company leases warehouse equipment which is accounted for as a capital lease.

     ---------------------------------------------------------------------------
     1999                                                       $        98,738
     2000                                                                45,088
     2001                                                                12,293
     2002                                                                 3,413
     ---------------------------------------------------------------------------
     Total minimum lease payments                                       159,532
     Less amount representing interest at 9.8% - 13%                    (13,468)
     ---------------------------------------------------------------------------
     Present value of minimum lease payments                            146,064
     Less current portion                                               (89,369)
     ---------------------------------------------------------------------------

                                                                $        56,695
     ---------------------------------------------------------------------------

TEXCAN CABLES LIMITED
TEXCAN CABLES INC.
Notes to Combined Financial Statements, Continued
(Expressed in United States Dollars)
--------------------------------------------------------------------------------

7.   Due to affiliated companies

     ----------------------------------------------------------------------------------------------------------
                                                                                     1998                 1997
     ----------------------------------------------------------------------------------------------------------
     Due to affiliated company, TCL Resources Ltd. (a company
       under common control with the parent company)
       non-interest bearing with no specific terms of repayment           $       348,400      $          -

     Payable to affiliated companies, TCL Resources Ltd. (a
       company under common control with the parent company)
       and Tricontinental Industries Ltd. (the parent company),
       non-interest bearing, with no fixed terms of repayment                     131,520              119,845

     Note payable to affiliated company, TCL Resources Ltd. (a
       company under common control with the parent company)
       is due on demand and bears interest at the
       Royal Bank prime rate plus 1% per annum
       (4.5% at March 31, 1998)                                                 1,084,660                 -
     ----------------------------------------------------------------------------------------------------------
                                                                          $     1,564,580      $       119,845
     ----------------------------------------------------------------------------------------------------------


     The amounts due to affiliated company represent cash transactions and are unsecured.


8.   Note payable to parent company

     The note payable to Tricontinental Industries Ltd. bears interest at 9% per annum and includes management fees and cash transactions.

     Management fees of $149,679 (1997 - $154,298;  1996 - $177,822) were to the parent company.


9.   Share capital

     ----------------------------------------------------------------------------------------------------------
                                                                                     1998                 1997
     ----------------------------------------------------------------------------------------------------------
     Issued - Texcan Cables Limited
         101 Class A voting common shares                                 $    12,805,145      $    12,805,145
     Issued - Texcan Cables Inc.
         195,000 (1997 - 150,000) common shares                                 2,545,015            2,545,015
     ----------------------------------------------------------------------------------------------------------

                                                                          $    15,350,160      $    15,350,160
     ----------------------------------------------------------------------------------------------------------

     At February 2, 1998, 45,000 shares were issued by Texcan Cables Inc. to Texcan Cables Limited and have been eliminated in these combined financial statements.

TEXCAN CABLES LIMITED
TEXCAN CABLES INC.
Notes to Combined Financial Statements, Continued
(Expressed in United States Dollars)
--------------------------------------------------------------------------------


10.  Commitments

     The Company has operating leases for the rental of their premises.

     Future minimum payments, by year and in aggregate, under operating leases are as follows:

     1999                                                       $       957,789
     2000                                                               898,170
     2001                                                               780,796
     2002                                                               586,420
     2003                                                               509,968
     ---------------------------------------------------------------------------
     Total minimum lease payments                               $     3,733,143
     ---------------------------------------------------------------------------

     During the year, Texcan Cables Limited and Texcan Cables Inc. incurred a rental expense for premises which amounted to $481,582 (1997 - $706,556; 1996 - $702,947).

11.  Income taxes

     The provision for income taxes consists of the following:

     ----------------------------------------------------------------------------------------------------------
                                                                              Years ended March 31,
     ----------------------------------------------------------------------------------------------------------
                                                                   1998               1997                1996
     ----------------------------------------------------------------------------------------------------------

     Current
         Canada                                        $      1,173,317    $       240,666     $        47,232
         United States                                           91,512             15,666                -
     ----------------------------------------------------------------------------------------------------------

                                                              1,264,829            256,332              47,232
      Deferred
         Canada                                                 (15,467)             3,646           1,206,418
     ----------------------------------------------------------------------------------------------------------


     Income tax provision                              $      1,249,362    $       259,978     $     1,253,650
     ----------------------------------------------------------------------------------------------------------

TEXCAN CABLES LIMITED
TEXCAN CABLES INC.
Notes to Combined Financial Statements, Continued
(Expressed in United States Dollars)
--------------------------------------------------------------------------------


11.  Income taxes, continued

     The following is a reconciliation of the provision for income taxes computed at the federal and provincial statutory rates to the provision for income taxes reported for the years ended March 31, 1998, 1997 and 1996. Income tax expense varies from the amounts that would be computed by applying the Canadian federal and provincial income tax rate of 45.6% (1997
     - 45.6%; 1996 - 45.6%) to earnings before income taxes as shown in the following table:

     ----------------------------------------------------------------------------------------------------------
                                                                   1998               1997                1996
     ----------------------------------------------------------------------------------------------------------
     Combined Canadian federal and provincial
       income taxes at statutory rate                  $      2,429,999   $      1,656,685     $     1,547,614
     Utilization of non-capital losses carried forward         (315,766)              -                   -
     Utilization of net operating losses carried forward       (207,367)          (291,568)           (122,489)
     Permanent differences                                   (1,104,396)        (1,577,709)           (248,992)
     Other                                                      459,703            474,763              77,517
     Difference in tax rates                                    (12,811)            (2,193)               -
     ----------------------------------------------------------------------------------------------------------
                                                       $      1,249,362   $        259,978     $     1,253,650
     ----------------------------------------------------------------------------------------------------------

     Permanent differences relates to the allocation of Canadian exploration development expenditures from an investment held by the Company.

     Other consists primarily of Large Corporation tax and non-deductible portion of meals and entertainment.

     At March 31, 1998 and 1997 deferred income tax assets and liabilities consisted of the following components:

     ----------------------------------------------------------------------------------------------------------
                                                                                     1998                 1997
     ----------------------------------------------------------------------------------------------------------
     Deferred tax assets
         Non-capital loss carryforward                                    $          -         $       315,766
         Net operating loss carryforward                                             -                 192,762
         Capital leases                                                            90,584              166,285
         Other                                                                     42,162                 -
         Less valuation allowance                                                    -                (566,102)
     ----------------------------------------------------------------------------------------------------------

                                                                                  132,746              108,711

     Deferred tax liabilities
         Tax depreciation in excess of accounting                                  38,702               21,057
         Tax paid reserves                                                         26,781               35,858
     ----------------------------------------------------------------------------------------------------------

                                                                                   65,483               56,915
    -----------------------------------------------------------------------------------------------------------

                                                                          $        67,263      $        51,796
     ----------------------------------------------------------------------------------------------------------

TEXCAN CABLES LIMITED
texcan cables inc.
Notes to Combined Financial Statements, Continued
(Expressed in United States Dollars)

--------------------------------------------------------------------------------


12.  Subsequent event

     On September 21, 1998, Anicom, Inc. purchased substantially all of the assets of Texcan Cables Inc., Texcan Cables International, Inc. and Texcan Cables Limited, (collectively, the "Texcan Entities"). The assets acquired include all property and assets used in the conduct of Texcan's wire, cable and data product distribution business, including inventory, accounts receivable, equipment, the name "Texcan Cables" and the goodwill associated therewith.

     Anicom, Inc. paid the Texcan Entities at the closing an aggregate purchase price consisting of 1,403,509 shares of its common stock, 20,000 shares of Series B convertible redeemable preferred stock, which are convertible into an additional 1,403,508 shares of its common stock, and approximately U.S. $27 million in cash. In addition, Anicom assumed approximately U.S. $12 million of bank debt.